EXHIBIT 99.2
                                     Citizens Utilities Company and Subsidiaries
                                              Consolidated Financial Data
                                                      (unaudited)

                                          For the quarter ended          For the nine months ended
                                             September 30,                      September 30,
                                          --------------------         --------------------------------
                                                                  %                              %
(Dollars in thousands)                       1997      1996     Change     1997       1996     Change
                                          ---------------------------- --------------------------------
Income Statement Data (1)
Revenues                                  $ 336,118 $ 319,959       5%  $1,035,518  $  967,224        7%
Natural gas, electric energy and fuel
  oil purchased                              44,185    42,852       3%     167,534     161,831        4%
Sales and marketing expenses                  8,062    13,281     -39%      35,614      30,829       16%
Network expenses                             23,983    20,692      16%      81,187      42,831       90%
Depreciation                                 58,352    46,246      26%     172,931     140,475       23%
Other operating expenses                    150,099   122,667      22%     431,765     371,963       16%
Operating income                             51,437    74,221     -31%     146,487     219,295      -33%
Nonrecurring charges                              -         -              191,090           -
Operating income/(loss) including
 nonrecurring charges                        51,437    74,221     -31%     (44,603)    219,295     -120%
Investment and other income                  10,920    17,420     -37%      34,531      46,243      -25%
Interest expense                             25,647    22,365      15%      79,613      67,012       19%
Other nonrecurring charges                        -         -                6,230           -
Income taxes                                 12,109    21,680     -44%     (30,213)     63,191     -148%
Convertible preferred dividends               1,553     1,564      -1%       4,657       4,196       11%
Net income                                   23,048    46,032     -50%     (70,359)    131,139     -154%
Net income excluding nonrecurring charges    23,048    46,032     -50%      64,805     131,139      -51%

Cash Flow and Capital Expenditure Data
EBITDA (2)                                $ 120,709 $ 137,887     -12%   $ 353,949  $  406,013      -13%
Cash flow from operations                    73,618    61,154      20%     175,173     210,967      -17%
Capital expenditures                        124,704    76,302      63%     318,236     185,241       72%
Free cash flow                              (51,086)  (15,148)   -237%    (143,063)     25,726     -656%

Select Balance Sheet Data
Cash and investments                                                     $ 449,313  $  448,664        0%
Total assets                                                             4,502,170   4,244,661        6%
Net plant                                                                3,336,766   3,035,137       10%
Long-term debt                                                           1,585,361   1,388,338       14%
Equity (3)                                                               1,797,873   1,844,463       -3%
Shares of common stock outstanding                                         246,721     235,672        5%
Weighted average shares outstanding (4)                                    242,935     245,352       -1%

Per-Share Data(4)
Earnings/(loss) per share                 $    .09   $   .19     -52%   $     (.29) $      .53     -154%
Earnings per share excluding
 nonrecurring charges                     $    .09   $   .19     -52%   $      .27  $      .53      -50%
Operating cash flow per share             $    .30   $   .25      17%   $      .72  $      .86      -16%
Book value per share                                                    $     6.57  $     6.70       -2%

Other Financial Data
EBITDA margin                                  36%      43%                    34%        42%
Long-term debt to long-term debt and
 equity                                                                        47%        43%
Interest coverage (5)                         4.7x     6.2x                   4.5x       6.1x
Common equity market capitalization
 (in billions)                                                          $     2.3    $   2.9
Equity market capitalization (in billions)  (6)                         $     2.5    $   3.1
Market capitalization (in billions) (7)                                 $     4.1    $   4.4

(1)In the second quarter of 1997, the Company recorded certain charges to earnings totalling approximately $197 million. The charges relate primarily to certain assets deemed no longer recoverable, the effects of certain regulatory commission orders, the cutback of certain long distance service operations and accounting adjustments in preparation for the initial public offering of Electric Lightwave, Inc., a wholly-owned subsidiary of the Company.
   Intercompany transactions have been eliminated for the consolidated income statement data.
(2)Earnings before interest, income taxes, depreciation and amortization. Earnings excludes $197 million of nonrecurring charges made in the second quarter 1997. (3) Includes convertible preferred securities and the impact of $197 of nonrecurring charges made in the second quarter 1997.
(4)Adjusted for subsequent stock dividends.
(5)EBITDA divided by interest expense. EBITDA excludes $197 million of nonrecurring noncash charges made in the second quarter 1997.
(6)Includes market value of convertible preferred securities.
(7)Equity market capitalization plus market value of long-term debt.
Note: Quarter ended information is not presented where it is the same as year to date.

                               Citizens Utilities Company and Subsidiaries
                                 Financial and Operating Data by Service

                                                      For the quarter ended            For the nine months ended
                                                          September 30,                      September 30,
                                                      ----------------------         -------------------------------
                                                                              %                                %
(Dollars in thousands, except operating data)            1997       1996     Change      1997        1996    Change
                                                      --------------------------------------------------------------
Citizens Communications

Select Income Statement Data
Revenues
Network access services (1)                            $ 102,295  $ 101,384      1%     $ 304,709  $ 298,135      2%
Local network services                                    63,366     58,421      8%       185,154    173,033      7%
Long distance service (2)                                 29,561     22,954     29%        80,934     41,696     94%
Directory (3)                                              9,334      7,471     25%        24,902     22,280     12%
Other (4)                                                 11,530     13,447    -14%        36,911     40,951    -10%
Total revenues                                           216,086    203,677      6%       632,610    576,095     10%
Sales and marketing expenses (5)                           6,154     10,842    -43%        28,087     24,070     17%
Network expenses (6)                                      24,773     20,635     20%        80,913     37,608    115%
Depreciation                                              43,511     36,431     19%       128,329    107,889     19%
Operating and maintenance expenses (7)                   103,525     69,080     50%       299,017    233,501     28%
Operating income                                          38,123     66,689    -43%        96,264    173,027    -44%
Nonrecurring charges                                           -          -               140,638          -
Operating income/(loss) including nonrecurring charges    38,123     66,689    -43%       (44,374)   173,027   -126%
Operating margin excluding nonrecurring charges               18%        33%                   15%        30%

Cash Flow and Capital Expenditure Data
Operating cash flow (8)                                 $ 81,634  $ 103,120    -21%     $ 224,593  $ 280,916    -20%
Capital expenditures                                      62,105     35,597     74%       172,160    100,281     72%
Free cash flow (9)                                        19,529     67,523    -71%        52,433    180,635    -71%

Select Balance Sheet Data
Total assets                                                                          $ 2,160,700 $ 2,056,613     5%
Net plant                                                                               1,904,094   1,764,810     8%

Operating Data
Access lines                                                                              868,502    829,277      5%
Long distance customers-in territory                                                      223,000    157,000     42%
                     - out of territory                                                    21,000     33,000    -36%
                     - total                                                              244,000    190,000     28%
Employees                                                                                   3,592      3,418      5%
Revenue per access line                                  $   249    $   246      1%       $   728    $   695      5%
Revenue per employee (in thousands)                      $    60    $    60      1%       $   176    $   169      5%
In-territory toll minutes of use (in millions)             1,165      1,082      8%         3,349      3,185      5%
Citizens' long distance minutes of use (in millions)
                                 - in territory              115         69     67%           314        142    121%
                                 - out of territory          109         42    160%           315         95    232%
                                 - total long distance       224        111    102%           629        237    165%
Citizens' in-territory long distance market share            19%        12%                   19%        12%

(1) Includes transactions between the Company's long distance operations and its local exchange operations of $7,326 and $7,633 for the third quarters ended 1997 and 1996, respectively; $22,022 and $8,345 for the nine months ended 1997 and 1996, respectively.
(2) Includes transactions between the Company's long distance operations and its local exchange operations of $1,926 for the third quarter ended 1997 and $3,726 for the nine months ended 1997.
(3) Includes transactions between the Company's directory services and its local exchange operations of $613 for the third quarter ended and for the nine months ended 1997.
(4) Includes transactions between the Company's long distance operations and its local exchange operations of $1,045 and ($1,215) for the third quarters ended 1997 and 1996, respectively; $1,045 for the nine months ended 1997.
(5) Includes transactions between the Company's long distance operations and its local exchange operations of $213 for the third quarter ended 1997 and; $1,189 for the nine months ended 1997.
(6) Includes transactions between the Company's long distance operations and its local exchange operations of $10,935 and $7,633 for the third quarters ended 1997 and 1996, respectively; $21,328 and $8,345 for the nine months ended 1997 and 1996, respectively.
(7) Includes transactions between the Company's long distance operations and its local exchange operations of ($238) and ($1,215) for the third quarters ended 1997 and 1996, respectively; $4,889 for the nine months ended 1997.
(8) Operating income plus depreciation.
(9) Operating cash flow less capital expenditures.
Note: Quarter ended information is not presented where it is the same as year to date.

                                  Citizens Utilities Company and Subsidiaries
                                      Financial and Operating Data by Service

                                                      For the quarter ended            For the nine months ended
                                                          September 30,                      September 30,
                                                      ----------------------         -------------------------------
                                                                              %                                %
(Dollars in thousands, except operating data)            1997       1996     Change      1997        1996    Change
                                                      --------------------------------------------------------------
Electric Lightwave, Inc.(1)

Select Income Statement Data
Revenues
Network access services (2)                             $  9,922   $  6,604     64%      $ 25,810   $ 15,739     64%
Local network services                                     2,015        639    215%         4,410      1,461    202%
Long distance service                                      2,404      4,728    -49%         6,089      6,310     -4%
Other                                                      2,684        673    299%         5,815      1,446    302%
Total revenues                                            17,025     12,104     41%        42,124     24,956     69%
Sales and marketing expenses                               2,121      2,439    -13%         8,716      6,759     29%
Network expenses (2)                                      11,070      8,229     35%        24,217     14,449     68%
Depreciation                                               2,280      1,524     50%         6,893      3,279    110%
Operating and maintenance expenses                         6,846      4,601     49%        25,196     14,509     74%
Operating income                                          (5,292)    (4,689)   -13%       (22,898)   (14,040)    63%
Nonrecurring charges                                           -          -                14,576          -
Operating income/(loss) including nonrecurring charges    (5,292)    (4,689)   -13%       (37,474)   (14,040)   167%

Cash Flow and Capital Expenditure Data
Operating cash flow (3)                                $  (3,012) $ ( 3,165)     5%     $ (16,005) $ (10,761)   -49%
Capital expenditures                                      33,578     19,178     75%        68,641     30,146    128%
Free cash flow (4)                                       (36,590)   (22,343)   -64%       (84,646)   (40,907)  -107%

Select Balance Sheet Data
Total assets                                                                            $ 248,570  $ 191,372     30%
Gross plant- owned                                                                        249,499    160,648     55%
          - leased                                                                         87,429     55,822     57%
          - total                                                                         336,925    216,470     56%

Operating Data
Route miles                                                                                 2,087      1,069     95%
Fiber miles                                                                               123,257     77,135     60%
Customers                                                                                   1,085        638     70%
Buildings connected                                                                           540        375     44%
Employees                                                                                     482        343     41%
Revenue per employee                                    $ 35,322   $ 35,289     0%       $ 87,394   $ 72,758     20%

(1)  Electric Lightwave, Inc. is Citizens' Competitive Local Exchange Company.
(2) Includes transactions between the Company's long distance operations and its local exchange operations of $925 and $539 for the third quarters ended 1997 and 1996, respectively; $2,615 and $881 for the nine months ended 1997 and 1996, respectively.
(3)  Operating  loss plus  depreciation.
(4)  Operating  cash flow less capital expenditures.
Note: Quarter ended information is not presented where it is the same as year to date.

                                      Citizens Utilities Company and Subsidiaries
                                          Sector Financial and Operating Data

                                                   For the quarter ended        For the nine months ended
                                                       September 30,                September 30,
                                                   ----------------------       -----------------------
                                                                           %                                  %
(Dollars in thousands, except operating data)         1997       1996    Change    1997        1996         Change
                                                   ---------------------------------------------------------------------
Citizens Public Services
Select Income Statement Data
Revenues
Residential distribution                             $ 60,275   $ 60,319     0%   $ 218,171  $ 207,547       5%
Commercial distribution                                27,536     26,458     4%      92,106     86,341       7%
Industrial distribution                                18,945     18,319     3%      55,282     59,792      -8%
Municipal distribution                                  2,571      2,369     9%       8,686      7,766      12%
Total distribution                                    109,327    107,465     2%     374,245    361,446       4%
Transportation/Transmission                             1,146        940    22%       3,839      3,523       9%
Other                                                   4,369      2,730    60%      12,721     10,430      22%
Total revenues                                        114,842    111,135     3%     390,805    375,399       4%
Natural gas, electric energy and fuel oil purchased    44,185     42,852     3%     167,534    161,831       4%
Depreciation                                           12,562      8,291    52%      37,709     29,307      29%
Operating and maintenance expenses                     39,488     47,771   -17%     112,441    123,953      -9%
Operating income                                       18,607     12,221    52%      73,121     60,308      21%
Nonrecurring charges                                        -          -             35,876          -
Operating income/(loss) including nonrecurring charges 18,607     12,221    52%      37,245     60,308     -38%

Cash Flow and Capital Expenditure Data
Operating cash flow (1)                              $ 31,169   $ 20,512    52%   $ 110,830   $ 89,615      24%
Capital expenditures                                   19,704     18,136     9%      52,391     46,957      12%
Free cash flow (2)                                     11,465      2,376   383%      58,439     42,658      37%

Select Balance Sheet Data
Total assets                                                                    $ 1,409,447 $ 1,336,505      5%
Net plant                                                                         1,145,725   1,076,636       6%

Operating Data
Customers                                                                           774,928    763,260       2%
Employees                                                                             1,480      1,533      -3%

(1) Operating  income plus  depreciation.
(2) Operating  cash flow less capital
    expenditures.
Note: Quarter ended information is not presented where it is the same as year to date.

                                    Citizens Utilities Company and Subsidiaries
                                      Financial and Operating Data by Service

                                                      For the quarter ended            For the nine months ended
                                                          September 30,                      September 30,
                                                      ----------------------         -------------------------------
                                                                              %                                %
(Dollars in thousands, except operating data)            1997       1996     Change      1997        1996    Change
                                                      --------------------------------------------------------------
Citizens Public Services

Natural Gas
Select Income Statement Data
Revenues
Residential distribution                                $ 17,450   $ 17,498      0%     $ 101,675   $ 94,398      8%
Commercial distribution                                    7,436      7,048      6%        38,203     34,799     10%
Industrial distribution                                    7,573      7,027      8%        21,871     27,072    -19%
Municipal distribution                                       272        220     24%         2,316      1,689     37%
Total distribution                                        32,731     31,793      3%       164,065    157,958      4%
Transportation                                               437        394     11%         1,819      1,692      8%
Other                                                      2,185      2,239     -2%         6,966      6,835      2%
Total revenues                                            35,353     34,426      3%       172,850    166,485      4%
Natural gas purchased                                     16,419     16,445      0%        94,598     91,557      3%
Gross margin                                              18,934     17,981      5%        78,252     74,928      4%
Depreciation                                               4,007      1,109    261%        11,915      7,682     55%
Operating and maintenance expenses                        13,182     12,913      2%        38,446     43,591    -12%
Operating income                                           1,745      3,959    -56%        27,891     23,655     18%
Nonrecurring charges                                           -          -                12,657          -
Operating income/(loss) including nonrecurring charges     1,745      3,959    -56%        15,234     23,655    -36%
Operating margin excluding nonrecurring charges                5%        12%                   16%        14%

Cash Flow and Capital Expenditure Data
Operating cash flow (1)                                  $ 5,752    $ 5,068     13%      $ 39,806   $ 31,337     27%
Capital expenditures                                       9,714      6,287     55%        24,196     16,527     46%
Free cash flow (2)                                        (3,962)    (1,219)  -225%        15,610     14,810      5%

Select Balance Sheet Data
Total assets                                                                            $ 376,028  $ 339,897     11%
Net plant                                                                                 294,947    272,439      8%

Operating Data
Customers                                                                                 372,469    365,595      2%
Employees                                                                                     796        828     -4%
Customers per employee                                                                        468        442      6%
Billion Cubic Feet of gas throughput (BCF)                    10.2    11.8     -14%          50.7       51.8     -2%

(1) Operating  income plus depreciation.
(2) Operating cash flow less capital expenditures.
Note: Quarter ended information is not presented where it is the same as year to date.

                                    Citizens Utilities Company and Subsidiaries
                                      Financial and Operating Data by Service

                                                      For the quarter ended            For the nine months ended
                                                          September 30,                      September 30,
                                                      ----------------------         -------------------------------
                                                                              %                                %
(Dollars in thousands, except operating data)            1997       1996     Change      1997        1996    Change
                                                      --------------------------------------------------------------
Citizens Public Services

Electric
Select Income Statement Data
Revenues
Residential distribution                                $ 23,754   $ 23,815      0%      $ 63,564   $ 60,366      5%
Commercial distribution                                   15,841     15,389      3%        43,546     41,526      5%
Industrial distribution                                   11,076     11,019      1%        32,682     32,112      2%
Municipal distribution                                     2,299      2,149      7%         6,370      6,077      5%
Total distribution                                        52,970     52,372      1%       146,162    140,081      4%
Transmission                                                 709        546     30%         2,020      1,831     10%
Other                                                      1,303       (268)   586%         3,232      1,555    108%
Total revenues                                            54,982     52,650      4%       151,414    143,467      6%
Electric energy and fuel oil purchased                    27,766     26,407      5%        72,936     70,274      4%
Gross margin                                              27,216     26,243      4%        78,478     73,193      7%
Depreciation                                               5,589      4,412     27%        16,767     13,209     27%
Operating and maintenance expenses                        12,647     22,931    -45%        36,576     46,419    -21%
Operating income                                           8,980     (1,100)   916%        25,135     13,565     85%
Nonrecurring charges                                           -          -                20,523          -
Operating income/(loss) including nonrecurring charges     8,980     (1,100)   916%         4,612     13,565    -66%
Operating margin excluding nonrecurring charges               16%        -2%                   17%         9%

Cash Flow and Capital Expenditure Data
Operating cash flow (1)                                 $ 14,569    $ 3,312    340%      $ 41,902   $ 26,774     57%
Capital expenditures                                       3,684      8,052    -54%        11,449     17,920    -36%
Free cash flow (2)                                        10,885     (4,740)   330%        30,453      8,854    244%

Select Balance Sheet Data
Total assets                                                                            $ 485,806  $ 491,397     -1%
Net plant                                                                                 393,506    392,035      0%

Operating Data
Customers                                                                                 110,711    108,432      2%
Employees                                                                                     321        338     -5%
Customers per employee                                                                        345        321      8%
Megawatt hours sold                                      483,010    488,107     -1%     1,257,772  1,261,467      0%
Megawatt hours generated                                  85,418     86,289     -1%       259,646    261,501     -1%
Megawatt hours purchased                                 461,134    443,059      4%     1,168,946  1,114,792      5%

(1) Operating income plus depreciation.
(2) Operating cash flow less capital expenditures.
Note: Quarter ended information is not presented where it is the same as year to date.

                                    Citizens Utilities Company and Subsidiaries
                                      Financial and Operating Data by Service

                                                      For the quarter ended            For the nine months ended
                                                          September 30,                      September 30,
                                                      ----------------------         -------------------------------
                                                                              %                                %
(Dollars in thousands, except operating data)            1997       1996     Change      1997        1996    Change
                                                      --------------------------------------------------------------
Citizens Public Services

Water/Wastewater
Select Income Statement Data
Revenues
Residential distribution                                $ 19,071   $ 19,006      0%      $ 52,932   $ 52,783      0%
Commercial distribution                                    4,259      4,021      6%        10,357     10,016      3%
Industrial distribution                                      296        273      8%           729        608     20%
Other                                                        881        759     16%         2,523      2,040     24%
Total revenues                                            24,507     24,059      2%        66,541     65,447      2%
Depreciation                                               2,966      2,770      7%         9,027      8,416      7%
Operating and maintenance expenses                        13,659     11,927     15%        37,419     33,943     10%
Operating income                                           7,882      9,362    -16%        20,095     23,088    -13%
Nonrecurring charges                                           -          -                 2,696          -
Operating income including nonrecurring charges            7,882      9,362    -16%        17,399     23,088    -25%
Operating margin excluding nonrecurring charges               32%        39%                   30%        35%

Cash Flow and Capital Expenditure Data
Operating cash flow (1)                                 $ 10,848   $ 12,132    -11%      $ 29,122   $ 31,504     -8%
Capital expenditures                                       6,306      3,797     66%        16,746     12,510     34%
Free cash flow (2)                                         4,542      8,335    -46%        12,376     18,994    -35%

Select Balance Sheet Data
Total assets                                                                            $ 547,613  $ 505,211      8%
Net plant                                                                                 457,273    412,162     11%

Operating Data
Customers                                                                                 291,748    289,233      1%
Employees                                                                                     363        367     -1%
Customers per employee                                                                        804        788      2%
Billions of gallons of water delivered                        10.3       10.9   -6%          24.4       25.1     -3%
Billions of gallons of wastewater treated                      1.1        1.3  -15%           3.9        4.4    -11%

(1) Operating  income plus  depreciation.
(2) Operating cash flow less capital expenditures.
Note: Quarter ended information is not presented where it is the same as year to date.

The foregoing information is unaudited and should be read in conjunction with the financial statements and footnotes included in the Company's Form 10-K for the three years ended December 31, 1996 and Form 10-Q for the nine months ended September 30, 1997 filed with the Securities and Exchange Commission. Allocations of expense and other items among services and sources of revenues are derived from the Company's books with certain adjustments. The information is not necessarily that which would be presented for a single service on a stand-alone basis. The Company believes its primary risk factors include, but are not limited to: changes in the local and overall economy, the nature and pace of technological change, the number and effectiveness of competitors in the Company's markets, success in marketing and selling expenditures and efforts, weather conditions, changes in legal and regulatory policy, name recognition, and the mix of products and services offered in the Company's target markets. Any and all Company information should be evaluated in light of these important risk factors.